EXHIBIT 32.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with Amendment No. 1 to the Annual Report of Wireless Age Communications, Inc. (the "Registrant") on Form 10-KSB/A for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Brad Poulos, President and Chief Executive Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  April 28, 2006                   By:  /s/ Brad Poulos
                                             -----------------------------------
                                             Name:  Brad Poulos
                                             Title: President, Chief Executive
                                                    Officer, and Director